Exhibit 10.12

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement"), is entered into as of August 12, 2020, by ASSURE HOLDINGS CORP., a Nevada corporation ("Borrower") and those certain undersigned parties, along with each party from time to time made a party hereto (together with Borrower, "Grantors"), in favor of CENTRAL BANK & TRUST, part of Farmers & Stockmens Bank (together with its successors and assigns, if any, the "Lender").

PRELIMINARY STATEMENTS

A.            Pursuant to the Loan Agreement, dated as of even date herewith, by and among Borrower and Lender (as modified, amended, restated or supplemented from time to time, the "Loan Agreement"), Lender has agreed to extend credit to and or for the account of Borrower (the "Loan"). Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings given to those terms in the Loan Agreement or in the UCC; provided that terms used herein which are defined in the UCC on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as Lender may otherwise determine

B.            It is a condition precedent to Lender making the Loan to Borrower, pursuant to the Loan Agreement, that Grantors shall have executed and delivered to Lender this Agreement and granted to Lender a security interest in and Lien on (1) all personal property and fixtures of Grantors (subject to the limitations set forth herein) and (2) all Equity Interests held by each Grantor, together with all income from such Equity Interests (the "Assigned Interests").

C.            Additional parties may join into this Agreement by executing and delivering to Lender a Joinder to Security Agreement in substantially the form attached as Exhibit A ("Joinder"), and such Joinder will be incorporated herein by reference as if such party originally executed this Agreement.

D.            Each of Grantors other than Borrower are wholly owned Subsidiaries of Borrower and all of the Grantors are mutually dependent on each other in the conduct of their respective business as an integrated operation, with credit needed from time to time by each Grantor often being provided through financing obtained by the other Grantors and the ability to obtain such financing being dependent on the successful operations of all Grantors as a whole.

E.            Each Grantor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of, such Grantor.

NOW, THEREFORE, in consideration of the premises and the agreements herein, the statements above, and in the other Loan Documents, Grantors hereby jointly and severally agree with Lender, as follows:

AGREEMENT

1.            Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

"Assigned Interests" shall have the meaning set forth in Preliminary Statement B, above.

"Excluded Account" means any Deposit Account which is used solely (i) to fund payroll, 401(k) and other employee benefit plans, (ii) as a withholding tax account or (iii) as a trust or fiduciary account.

"Extraordinary Expenses" means all costs, expenses, liabilities or advances that Lender may incur or make during a Default or Event of Default, or during the pendency of a proceeding of any Loan Party under any Debtor Relief Laws.

"Intellectual Property" means all past, present and future trade secrets, know-how and other proprietary information; trademarks, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights, unpatented inventions (whether or not patentable); patent applications and patents; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing.

"Issuer" means those such Issuers as identified on Exhibit B, as the same may be supplemented, amended, modified or restated from time to time.

"Pledged Equity" means the Equity Interests listed on Exhibit B, as the same may be supplemented, amended, modified or restated from time to time, together with any other Equity Interests, certificates, options or rights of any nature whatsoever in respect of the Equity Interests of any Person that may be issued or granted, or held by, any Grantor while this Agreement is in effect.

Reference is hereby made to Section 1.02 of the Loan Agreement, the terms of which are hereby incorporated by reference herein as if fully set forth herein.

2.            Grant of Security Interest. As collateral security for the payment, performance and observance of all of the Obligations, and including any extensions or renewals or changes in form of the Loan Agreement, and all costs and expenses of collection, including, without limitation, attorneys' fees and Extraordinary Expenses, Grantors hereby pledge, assign and grant to Lender a continuing security interest in all of the following property of Grantors, wherever located; and whether now or hereafter existing and whether now owned or hereafter acquired (all being collectively referred to herein as the "Collateral"): (a) all Accounts; (b) all Inventory; (c) all Equipment; (d) all Goods; (e) all Chattel Paper (whether tangible or electronic); (f) all Deposit Accounts and all cash; (g) all Documents; (h) all General Intangibles (including, without limitation, all Payment Intangibles and Intellectual Property); (i) all Instruments; (j) all Investment Property; (k) all Letter-of-Credit Rights; (1) all titled vehicles; (m) all Supporting Obligations; (n) all Commercial Tort Claims; (o) all other tangible and intangible personal property of Grantors (whether or not subject to the UCC); (p) Pledged Equity; (q) all Proceeds including all Cash Proceeds and all noncash Proceeds, and all products of any and all of the foregoing Collateral; and (r) all collateral security and guaranties given by any Person with respect to any of the foregoing.

3.            Assignment of Right to Receive Distributions. As collateral security for the payment, performance and observance of all of the Obligations, and including any extensions or renewals or changes in form of the Loan Agreement, and all costs and expenses of collection, including, without limitation, attorneys' fees and Extraordinary Expenses, subject to Section 7(c) each Grantor hereby grants, transfers, and assigns to Lender all of Grantor's right, title and interest now owned or later acquired in and to the right to withdraw or receive distributions or any other proceeds from the Pledged Equity, including from the Assigned Interests, pursuant to the Equity Interests, or applicable Laws, including, but not limited to, Proceeds from sale, transfer, refinancing, or other conveyances, and income, earnings, shares, profits, distributions, and other amounts earned by, accruing for the benefit of, or otherwise allocable to any Grantor's interest.

4.            Limitations. The term "Collateral" shall not include, and no Grantor is pledging, nor granting a security interest hereunder in, any Excluded Accounts.

5.            Representations and Warranties. Each Grantor jointly and severally represents and warrants as follows:

(a)            Legal Name and Formation. As of the date of execution hereof and as of the date of any supplement, amendment, modification or restatement thereof, Schedule I hereto sets forth (i) the exact legal name of each Grantor, (ii) the state or jurisdiction of organization of each Grantor, and (iii) the type of organization of each Grantor.

(b)            Litigation. As of the date of execution hereof, there is no pending or, to the knowledge of any Grantor, threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or any arbitrator, that could reasonably be expected to adversely affect the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in any material portion of the Collateral, or the exercise by Lender of any of its rights or remedies hereunder.

(c)            Location of Inventory and Equipment. Except for Inventory and Equipment sold or otherwise disposed of in accordance with the terms of the Loan Agreement, all Equipment and Inventory now existing are, and all Equipment and Inventory hereafter existing will be, located at the Premises.

(d)            Pledged Equity. (i) That the Pledged Equity pledged hereunder constitutes all of the issued and outstanding Equity Interests of each Issuer (identified in Exhibit B) owned by each Grantor; (ii) that all of the Pledged Equity has been duly and validly issued; (iii) that none of the Pledged Equity is a security under the UCC; (iv) that none of the Pledged Equity is certificated except as noted on Exhibit B; (vi) that each Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Equity pledged hereunder, free of any and all liens or options in favor of, or claims of, any other Person; and (vii) that Grantor does not have any obligation to make further payments for its purchase of its Pledged Equity or contributions to the issuer thereof solely by reason of its ownership of any Pledged Equity or its status as a member of the issuer.

(e)            Grantor Location. Each Grantor's chief place of business and chief executive office and the place where such Grantor keeps its material Records concerning Accounts and all originals of all Chattel Paper and Instruments are located at the addresses specified therefor in Schedule I hereto (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof).

(f)            Non-Contravention. The exercise by Lender of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting any Grantor or any of its properties and will not result in, or require the creation of, any Lien upon or with respect to any of its properties (other than as set forth in this Agreement).

(g)            No Further Action. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for (i) the grant by any Grantor of the security interest purported to be created hereby in the Collateral, (ii) the exercise by Lender of any of its rights and remedies hereunder or (iii) perfection of the security interest purported to be created hereby in the Collateral, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule I hereto, (B) with respect to any action that may be necessary to obtain control of Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, the taking of such actions, and (C) Lender's having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (subclauses (A), (B), and (C), each a "Perfection Requirement" and collectively, the "Perfection Requirements").

(h)            Valid Lien. This Agreement creates a legal, valid and enforceable security interest in favor of Lender, for the benefit of Lender, in the Collateral, as security for the Obligations. Upon compliance with the Perfection Requirements, Lender's Lien on the Collateral will be a perfected, first priority security interest, subject in priority only to the Permitted Liens.

(i)            Commercial Tort Claims. As of the date hereof, no Grantor holds any Commercial Tort Claims or is aware of any such pending claims.

(j)            Depository Accounts. Each Grantor agrees to establish and maintain at all times so long as any Obligations remain outstanding, its primary depository and operating accounts, and associated treasury management services, with Lender.

6.            Covenants as to the Collateral. Prior to the Termination Date, unless Lender shall otherwise consent in writing:

(a)            Location of Equipment and Inventory. Grantors shall give Lender not less than 30 days prior written notice of any change in any Grantor's chief executive office and principal place of business or of any new location of Collateral.

(b)            Provisions Concerning the Accounts. Each Grantor will, except as otherwise provided in this subsection (b), continue to collect, at its own expense, all amounts due or to become due under the Accounts and all payment rights arising under Chattel Paper, Instruments and Payment Intangibles. Lender shall have the right at any time, upon the occurrence and during the continuance of an Event of Default , to notify the Account debtor or obligors under any Accounts of the assignment of such Accounts to Lender and to direct such Account debtor or obligors to make payment of all amounts due or to become due to Grantors thereunder directly to Lender or its designated agent and, upon such notification and at the expense of Grantors and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantors might have done. While an Event of Default exists, all amounts and proceeds received by Grantors in respect of the Accounts shall be received in trust for the benefit of Lender hereunder and upon notice of Lender, shall be segregated from other funds of Grantors and shall be forthwith paid over to Lender or its designated Lender in the same form as so received (with any necessary indorsement) to be held as cash collateral.

(c)            Intellectual Property.

(i)            Grantors shall have the duty, with respect to Intellectual Property that is necessary in the conduct of Grantors' business, to protect and diligently enforce and defend at Grantors' expense such Intellectual Property and register any such Intellectual Property with the applicable filing office to the extent such registration is necessary to preserve Grantors' interest therein. Grantor further agrees not to abandon any Intellectual Property that is necessary in the conduct of Grantors' business.

(ii)            Grantors acknowledge and agree that the Lender shall have no duties with respect to any Intellectual Property of Grantors and no obligation to take any steps to preserve rights in the Collateral consisting of Intellectual Property against any other Person, but Lender may do so at its option from and after the occurrence and during the continuance of an Event of Default.

(iii)            For the purpose of enabling Lender to exercise rights and remedies hereunder, at such time as, and to the extent that, Lender shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, Grantors hereby (A) grant to Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Grantors) to use, assign, license or sublicense any Intellectual Property now or hereafter owned by any Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof; and (B) assign as collateral security to Lender, to the extent assignable, all of its rights to any Intellectual Property now or hereafter licensed or used by any Grantor.

(d)            Control. Grantors hereby agree to take any or all action that may be necessary or that Lender may reasonably request in order for Lender to perfect and protect its security interest in the Collateral in a first lien position (subject only to the Permitted Liens) for purposes of carrying out the intent of this Agreement.

(e)            Pledged Equity. If any Grantor becomes entitled to receive or shall receive any certificate, option or rights in respect to Equity Interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Pledged Equity, or otherwise in respect thereof, said Grantor shall accept the same as the agent of Lender, hold the same in trust for Lender and deliver the same forthwith to Lender in the exact form received, duly indorsed by said Grantor to Lender, if required, together with an undated instrument of transfer covering such certificate duly executed in blank by said Grantor and with, if Lender so requests, signature guaranteed, to be held by Lender as additional Collateral. Grantor shall not take any action to cause any membership interest comprising the Pledged Equity to be or become a security within the meaning of, or to be governed by Article 8 of the Uniform Commercial Code and shall not cause or permit any Issuer of any Pledged Equity to "opt in" or to take any other action seeking to elect or treat its membership interest comprising any Pledged Equity as a security or to cause any membership interest comprising any Pledged Equity to become certified.

(f)            Disposition. Grantors shall not make any Disposition, or enter into any agreement to make any Disposition, of Collateral except (a) Dispositions of cash equivalents and Inventory in the Ordinary Course of Business, (b) Dispositions in the Ordinary Course of Business of equipment or fixed assets that are obsolete, worn out or no longer useful in the Ordinary Course of Business, and (c) such Disposition that results from an Event of Loss and is not otherwise an Event of Default so long as all proceeds are remitted to Lender for application to the Obligations or otherwise applied as approved by Lender in its sole discretion. Further, Grantor shall not vote to enable, or take any other action to permit, any Issuer to issue any Equity Interest of any nature or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any Equity Interests of any nature of any Issuer.

(g)            Organizational Changes. Without limiting Section 6.10 of the Loan Agreement, upon not less than ten (10) days' prior written notice to Lender accompanied by a new Schedule I hereto, indicating such change, no Grantor shall change (A) its name, identity or organizational structure, (B) its jurisdiction of incorporation or organization as set forth in Schedule I hereto or (C) its chief executive office as set forth in Schedule I hereto.

7.            Additional Provisions Concerning the Collateral.

(a)            With respect to leased Premises, each Grantor shall use commercially reasonable efforts to cause the landlord(s) in respect of such leased Premises to sign a landlord's waiver in form and substance acceptable to Lender. The requirements of this subsection may be waived at the option of Lender.

(b)            Grantors hereby (i) authorize Lender at any time and from time to time prior to the termination of the Loan Agreement to file, one or more financing or continuation statements and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that describe the Collateral as "all assets" or "all personal property" (or words of similar effect)); (ii) ratify such authorization to the extent that Lender has filed any such financing statements, continuation statements, or amendments thereto, prior to the date hereof; and (iii) authorize Lender to record this security agreement or other such documents required with the United States Copyright Office or United States Patent and Trademark Office relating to Intellectual Property that has an application pending or been or will be registered.

(c)            Each Grantor hereby irrevocably appoints Lender as its attorney-in-fact and proxy, with full authority and power of substitution in the place and stead of said Grantor and in the name of said Grantor or otherwise, from time to time in Lender's discretion, to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Agreement. THIS POWER AND PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE TERMINATION DATE. THIS POWER AND PROXY SHALL BE EFFECTIVE AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY INVESTMENT PROPERTY ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE INVESTMENT PROPERTY OR ANY OFFICER OR LENDER THEREOF). Grantors ratify all actions taken by Lender pursuant to this power and proxy granted. All prior proxies granted by Grantors with respect to the subject matter hereof are hereby revoked.

(d)            So long as no Event of Default has occurred and is continuing, Grantor shall be permitted to receive all Proceeds, including dividends and distributions paid in respect of the Pledged Equity to the extent permitted by the Loan Agreement, provided that all such Proceeds shall be deposited into the Primary Account, and to exercise all voting and other rights with respect to the Pledged Equity; provided, that no vote shall be cast or other right exercised or action taken which would have a Material Adverse Effect or which would be inconsistent with or result in any violation of any provision of the Loan Agreement, this Agreement or any other Loan Document.

(e)            On each date on which a Compliance Certificate is required to be delivered pursuant to the Loan Agreement, each Grantor shall provide Lender updates to the Schedules and Exhibits hereto in order to make such Schedules and Exhibits complete and correct as of such date and, upon the request of Lender, the applicable Grantor shall promptly cause to be prepared, executed, and delivered to Lender supplemental schedules and exhibits to the applicable Loan Documents.

8.            Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

(a)            Lender may exercise in respect of the Collateral, in addition to any other rights and remedies provided for in any Loan Document or otherwise available to it, all of the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) take control of the Collateral, including, without limitation, transfer into Lender's name or into the name of its nominee or nominees (to the extent Lender has not theretofore done so) and thereafter receive all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require Grantors to, and each Grantor hereby agrees that it will at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place or places to be designated by Lender that is reasonably convenient to both parties, and Lender may enter into and occupy any premises owned or leased by Grantors where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate Lender's rights and remedies hereunder or under law, without obligation to Grantors in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such terms as Lender may deem commercially reasonable and/or (B) lease, license or otherwise dispose of the Collateral or any part thereof upon such terms as Lender may reasonably deem commercially reasonable. Grantors agree that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least 10 days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. Lender may adjourn any sale by announcement prior to or at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby waives any claims against Lender arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that Grantors may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof; provided, however, the foregoing is not a waiver of any non-waivable provisions of the UCC, including the provisions of UCC §9-610(b). Grantors hereby acknowledge that (i) any such sale of the Collateral by Lender shall be made without warranty, (ii) Lender may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, (iii) Lender may bid the Obligations (which bid may be, in whole or in part, in the form of cancellation of indebtedness), if permitted by law, for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of Lender and (iv) such actions set forth in clauses (i), (ii) and (iii) above shall not adversely affect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing, (x) upon written notice to Grantors from Lender, Grantors shall cease any use of the Intellectual Property for any purpose described in such notice and (y) Lender may, at any time and from time to time, upon 10 days' prior notice to Grantors, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property.

(b)            In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which Lender is legally entitled, Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by Lender to collect such deficiency.

(c)            Grantors hereby acknowledge that if Lender complies with any applicable requirements of law in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral. Additionally, each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity valid and binding and in compliance with applicable law.

(d)            Any sums paid upon or in respect of the Pledged Equity upon liquidation or dissolution of any Issuer shall be paid over to Lender and held as additional Collateral; and, in the case of any distribution of capital shall be made on or in respect of the Pledged Equity or any property shall be distributed upon or with respect to the Pledged Equity pursuant to recapitalization or reclassification of the capital of any Issuer or pursuant to reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected Lien in favor of Lender, be delivered to Lender to be held by it hereunder as additional Collateral.

(e)            Any sum of money or property paid or distributed in respect to the Pledged Equity shall be received by Grantor, and held in trust for Lender, segregated from other funds of such Grantor until delivered to Lender, as additional Collateral.

(f)            Lender shall have the right to receive any and all dividends and distributions, payments or other Proceeds paid in respect of the Pledged Equity and make application thereof to the Obligations in such order as Lender may determine.

(g)            Lender shall have any and all voting and other rights pertaining to the Pledged Equity at any meeting of holder of the Equity Interests of the relevant Issuers or otherwise (or by written consent), and any and all rights of conversion, exchange, and subscription and any other rights, privileges or options pertaining to such Pledged Equity as if Lender were the absolute owner thereof, all without liability except to account for property actually received by it, but Lender shall have no duty to Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in doing so.

(h)            Grantor hereby authorizes and instructs each Issuer of any Pledged Equity of Grantor to (i) comply with any instruction received by it from Lender in writing that states that an Event of Default has occurred and is continuing, without any other or further instructions from Grantor, and Grantor agrees that each Issuer shall be fully protected in so complying and (ii) unless otherwise permitted hereby, such Issuer shall pay any dividends, distributions or other payments with respect to the Pledged Equity directly to Lender.

9.            Notices, Etc. All notices and other communications provided for hereunder shall be given in accordance with the notice provision of the Loan Agreement

10.            Security Interest Absolute; Joint and Several Obligations.

(a)            All rights of Lender, all Liens and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Loan Agreement or any other Loan Document, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Loan Agreement or any other Loan Document, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Grantors in respect of the Obligations (other than defense of payment). All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

(b)            Grantors hereby waive, to the extent permitted by applicable law, (i) promptness and diligence, (ii) notice of acceptance and notice of the incurrence of any Obligation by Grantors, (iii) notice of any actions taken by Lender, any Guarantor or any other Person under any Loan Document or any other agreement, document or instrument relating thereto, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, the omission of or delay in which, but for the provisions of this subsection (b), might constitute grounds for relieving Grantors of any obligations hereunder and (v) any requirement that Lender protect, secure, perfect or insure any security interest or other lien on any property subject thereto or exhaust any right or take any action against Grantors or any other Person or any collateral.

(c)            All of the obligations of Grantors hereunder are joint and several. Lender may, in its sole and absolute discretion, enforce the provisions hereof against any of Grantors and shall not be required to proceed against all Grantors jointly or seek payment from Grantors ratably. In addition, Lender may, in its sole and absolute discretion, select the Collateral of any one or more of Grantors for sale or application to the Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of Grantors. The release or discharge of any Grantor by Lender shall not release or discharge any other Grantor from the obligations of such Person hereunder.

11.            Miscellaneous.

(a)            No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the parties hereto. No waiver of any provision of this Agreement shall be effective unless it is in writing and signed by a duly authorized officer of the party against whom the waiver is enforceable. Grantors hereby waive any and all claims of promissory estoppel; or amendment or waiver by acts or inaction.

(b)            This Agreement and every part hereof shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the Grantor, and upon the heirs, legal representatives, successors and assigns thereof, and shall inure to the benefit of the Lender and its respective successors, legal representatives and assigns. None of the rights or obligations of Grantors hereunder may be assigned or otherwise transferred without the prior written consent of Lender, and any such assignment or transfer absent such consent shall be null and void.

(c)            Without limiting comparable provisions of the Loan Agreement, this Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantors for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Obligations, or any part thereof, is, pursuant to applicable law (or any settlement agreement), rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(d)            THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF COLORADO.

(e)            EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(f)            In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Article VII of the Loan Agreement, incorporated by reference.

(g)            Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding with respect to this Agreement any special, exemplary, punitive or consequential damages.

(h)            Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(i)            Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(j)           This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

[Signatures appear on following pages]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

BORROWER:

ASSURE HOLDINGS CORP., a Nevada corporation

By:	/s/ Trent Carman
Name:	Trent Carman
Title:	Chief Financial Officer

Signature Page to Security Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTORS:

ASSURE HOLDINGS, INC., a Colorado corporation		ASSURE NETWORKS UTAH, LLC, a Utah limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NEUROMONITORING LLC, a Colorado limited liability company		DNS PROFESSIONAL READING LLC, a Colorado limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NEUROMONITORING ARIZONA, LLC, a Arizona limited liability company		DNS LOUISIANA, LLC, a Louisiana limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NEUROMONITORING COLORADO, LLC, a Colorado limited liability company		DNS UTAH, LLC, a Utah limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Signature Page to Security Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTORS:

ASSURE NEUROMONITORING LOUISIANA, LLC, a Louisiana limited liability company		ASSURE EQUIPMENT LEASING, LLC, a Colorado limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NEUROMONITORING MICHIGAN, LLC, a Michigan limited liability company		VELOCITY REVENUE CYCLE, LLC, a Colorado limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Manager

ASSURE NEUROMONITORING PENNSYLVANIA, LLC, a Pennsylvania limited liability company		ASSURE NEUROMONITORING GEORGIA, LLC, a Georgia limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NEUROMONITORING SOUTH CAROLINA, LLC, a South Carolina limited liability company		ASSURE NEUROMONITORING MINNESOTA LLC, a Minnesota limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Signature Page to Security Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTORS:

ASSURE NEUROMONITORING TEXAS, LLC, a Texas limited liability company		ASSURE NEUROMONITORING NEVADA LLC, a Nevada limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NEUROMONITORING TEXAS HOLDINGS, LLC, a Texas limited liability company		ASSURE NEUROMONITORING OKLAHOMA, LLC, a Oklahoma limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NEUROMONITORING UTAH, LLC, a Utah limited liability company		ASSURE NEUROMONITORING TENNESSEE LLC, a Tennessee limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NETWORKS, LLC, a Colorado limited liability company		ASSURE NEUROMONITORING VIRGINIA, LLC, a Virginia limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Signature Page to Security Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTORS:

ASSURE NETWORKS ARIZONA, LLC, a Arizona limited liability company		ASSURE NETWORKS GEORGIA LLC, a Georgia limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NETWORKS COLORADO, LLC, a Colorado limited liability company		ASSURE NETWORKS MINNESOTA LLC, a Minnesota limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NETWORKS LOUISIANA, LLC, a Louisiana limited liability company		ASSURE NETWORKS NEVADA LLC, a Nevada limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NETWORKS MICHIGAN, LLC, a Michigan limited liability company		ASSURE NETWORKS OKLAHOMA, LLC, a Oklahoma limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Signature Page to Security Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTORS:

ASSURE NETWORKS PENNSYLVANIA, LLC, a Pennsylvania limited liability company		ASSURE NETWORKS TENNESSEE LLC, a Tennessee limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NETWORKS SOUTH CAROLINA, LLC, a South Carolina limited liability company		ASSURE NETWORKS VIRGINIA, LLC, a Virginia limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NETWORKS TEXAS, LLC, a Texas limited liability company		ASSURE NETWORKS TEXAS HOLDINGS, LLC, a Texas limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Signature Page to Security Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

LENDER:

CENTRAL BANK & TRUST, part of Farmers & Stockmens Bank

By:	/s/ Mary Holm
Mary Holm, Senior Vice President

Signature Page to Security Agreement